Exhibit 99.906CERT
                                                              ------------------


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY
                                   ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 7, 2004
         -----------------


                                        By: /s/ Jean Bernhard Buttner
                                            -------------------------
                                                Jean Bernhard Buttner
                                                Chairman and President
                                    Value Line Emerging Opportunities Fund, Inc.


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                                                              Exhibit 99.906CERT
                                                              ------------------


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY
                                   ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 7, 2004
         ------------------

                                           By: /s/ David T. Henigson
                                               ---------------------
                                                   David T. Henigson
                                       Vice President and Secretary/Treasurer
                                    Value Line Emerging Opportunities Fund, Inc.